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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): January 15, 2002

                        COMMISSION FILE NUMBER 333-91845

                        CHARLES RIVER LABORATORIES, INC.
             (Exact Name of Registrant as specified in its Charter)

                DELAWARE                              76-0509980
      (State of Incorporation)           (I.R.S. Employer Identification No.)

      251 BALLARDVALE STREET, WILMINGTON, MASSACHUSETTS        01887
          (Address of Principal Executive Offices)          (Zip Code)

                                  978-658-6000
              (Registrant's Telephone Number, Including Area Code)


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                              ITEM 5. OTHER EVENTS

On January 15, 2002, Charles River Laboratories International, Inc., parent company of the Registrant, issued a press release announcing that Charles River Laboratories, Inc., has commenced a cash tender offer for any and all of its outstanding 13.5% Senior Subordinated Notes due 2002. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.



EXHIBIT 99.1

Press Release dated January 15, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Dated: January 16, 2002

                               By: /s/ Dennis R. Shaughnessy
                                  ---------------------------------------
                               Dennis R. Shaughnessy, Sr. Vice President,
                               Corporate Development, General Counsel
                               and Secretary